                                                                   Exhibit 25.06
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                                 ---------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)
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                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                                  13-4994650
       (State of incorporation                                 (I.R.S. employer
       if not a national bank)                               identification No.)

          1111 POLARIS PARKWAY
             COLUMBUS, OHIO                                              43271
(Address of principal executive offices)                              (Zip Code)

                               Pauline E. Higgins
                  Vice President and Assistant General Counsel
                    JPMorgan Chase Bank, National Association
                       707 Travis Street, 4th Floor North
                              Houston, Texas 77002
                               Tel: (713) 216-1436
            (Name, address and telephone number of agent for service)

                                 ---------------
                              CITIGROUP CAPITAL XII
               (Exact name of obligor as specified in its charter)

            DELAWARE                                             52-1568099
(State or other jurisdiction of                               (I.R.S. employer
 incorporation or organization)                              identification No.)

            399 PARK AVENUE
           NEW YORK, NEW YORK                                            10043
(Address of principal executive offices)                              (Zip Code)

                         GUARANTEE OF CAPITAL SECURITIES
                       (Title of the indenture securities)

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                                     GENERAL

Item 1. General Information.

          Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of the Currency, Washington, D.C.

          Board of Governors of the Federal Reserve System, Washington, D.C., 20551

          Federal Deposit Insurance Corporation, Washington, D.C., 20429.

      (b) Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2. Affiliations with the Obligor and Guarantors.

      If the obligor or any guarantor is an affiliate of the trustee, describe each such affiliation.

      None.

Item 16. List of Exhibits

      List below all exhibits filed as a part of this Statement of Eligibility.

      1. A copy of the Articles of Association of JPMorgan Chase Bank, N.A. (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

      2. A copy of the Certificate of Authority of the Comptroller of the Currency for the trustee to commence business. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

      3. None, the authority of the trustee to exercise corporate trust powers being contained in the documents described in Exhibits 1 and 2.

      4. A copy of the existing By-Laws of the Trustee. (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

      5. Not applicable.

      6. The consent of the Trustee required by Section 321(b) of the Act. (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

      7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

      8. Not applicable.

      9. Not applicable.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, N.A., has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 24th day of February 2006.

                                  JPMORGAN CHASE BANK, N.A.

                                  By  /s/ Natalie B. Pesce
                                      ------------------------------------------
                                      Natalie B. Pesce, Assistant Vice President

                              Exhibit 7 to Form T-1

                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            JPMorgan Chase Bank, N.A.
                  of 1111 Polaris Parkway, Columbus, Ohio 43240
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                 at the close of business September 30, 2005, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                          DOLLAR AMOUNTS
                                ASSETS                                      IN MILLIONS
Cash and balances due from depository institutions:
        Noninterest-bearing balances and
        currency and coin .............................................         $ 28,433
        Interest-bearing balances .....................................           17,638
Securities:
Held to maturity securities............................................               84
Available for sale securities..........................................           55,133
Federal funds sold and securities purchased under
        agreements to resell ..........................................
        Federal funds sold in domestic offices                                    24,468
        Securities purchased under agreements to resell                          167,210
Loans and lease financing receivables:
        Loans and leases held for sale.................................           30,960
        Loans and leases, net of unearned income              $360,848
        Less: Allowance for loan and lease losses                4,895
        Loans and leases, net of unearned income and
        allowance .....................................................          355,953
Trading Assets ........................................................          229,642
Premises and fixed assets (including capitalized leases)...............            8,279
Other real estate owned ...............................................              141
Investments in unconsolidated subsidiaries and
        associated companies...........................................              794
Customers' liability to this bank on acceptances
        outstanding ....................................................             738
Intangible assets
        Goodwill.......................................................           23,365
        Other Intangible assets........................................           10,275
Other assets ..........................................................           55,313
TOTAL ASSETS ..........................................................       $1,008,426
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                                   LIABILITIES
Deposits
        In domestic offices ......................................................   $389,235
        Noninterest-bearing..........................................    $138,883
        Interest-bearing ............................................     250,352
        In foreign offices, Edge and Agreement
        subsidiaries and IBF's....................................................    140,161
        Noninterest-bearing..........................................     $ 6,800
        Interest-bearing.............................................     133,361

Federal funds purchased and securities sold under agreements to repurchase:
        Federal funds purchased in domestic offices                                     8,435
        Securities sold under agreements to repurchase                                109,608
Trading liabilities ..............................................................    131,588
Other borrowed money (includes mortgage indebtedness
        and obligations under capitalized leases).................................     82,712
Bank's liability on acceptances executed and outstanding..........................        738
Subordinated notes and debentures ................................................     17,662
Other liabilities ................................................................     40,948
TOTAL LIABILITIES ................................................................    921,087
Minority Interest in consolidated subsidiaries ...................................      2,249

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus....................................           0
Common stock ....................................................................       1,785
Surplus  (exclude all surplus related to preferred stock).......................       59,467
Retained earnings................................................................      24,523
Accumulated other comprehensive income.....................................             (685)
Other equity capital components.................................................            0
TOTAL EQUITY CAPITAL ............................................................      85,090
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TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL                           $1,008,426
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I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory AUTHORITY AND IS TRUE AND CORRECT.

                                            WILLIAM B. HARRISON, JR. )
                                            JAMES DIMON              ) DIRECTORS
                                            MICHAEL J. CAVANAGH      )